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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 23, 1998
                        (Date of earliest event reported)

                               SEMCO Energy, Inc.
             (Exact name of registrant as specified in its charter)


   Michigan                     0-8503                        38-2144267
(State or other                 (Commission               (I.R.S. Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


405 Water Street, Port Huron, Michigan                            48060
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code             810-987-2200


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Item 7(c)  Exhibits.

         4.1 Distribution Agreement dated October 23, 1998 between SEMCO Energy, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co., Incorporated, A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P. pertaining to an offering of $150,000,000 of Medium-Term Notes due nine months or more from date of issue.

         4.2      Form of Fixed Rate Medium Term Note.


         4.3      Form of Floating Rate Medium Term Note.
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SEMCO Energy, Inc.
                                                      (Registrant)


Dated:  October 23, 1998                          By: /s/  William L. Johnson
                                                      -------------------------
                                                        William L. Johnson
                                                      Its: President and C.E.O.


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                                  EXHIBIT INDEX
                                    FORM 8-K
                                October 23, 1998


                                                                                               Filed
                                                                                              -------
Exhibit                                                                                                  By
   No.                                        Description                            Herewith        Reference
   ---                                        -----------                            --------        ---------
     4.1            Distribution Agreement dated October 23, 1998 between SEMCO
                    Energy,  Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce,          X
                    Fenner & Smith Incorporated, Morgan Stanley & Co., Incorporated,
                    A.G. Edwards & Sons, Inc. and Edward D. Jones & Co., L.P.
                    pertaining to an offering of $150,000,000 of Medium Term Notes due nine months or more from date of issue.

     4.2             Form of Fixed Rate Medium Term Note.                                   X

     4.3             Form of Floating Rate Medium Term Note.                                X